UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

REACHLOCAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34749	20-0498783
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

21700 Oxnard Street, Suite 1600, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 274-0260

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2015, ReachLocal, Inc., and certain of our affiliates entered into a Second Amendment to Loan and Security Agreement with Hercules Technology Growth Capital, Inc. (“Hercules”), as administrative agent and lender. The loan amendment amends the Loan and Security Agreement, dated April 30, 2015, among the parties, to, among other things, waive compliance with the term loan’s revenue and Adjusted EBITDA covenant thresholds for November and December 2015. In connection with the amendment we (i) paid Hercules a one-time fee of $225,000, (ii) reset the term loan’s schedule of prepayment fees to begin from November 9, 2015, instead of April 30, 2015, and (iii) agreed to amend the warrant issued to Hercules in connection with the term loan as described below no later than November 16, 2016.

On November 11, 2015, the Company and Hercules amended the warrant issued to Hercules in connection with the term loan to increase the number of shares of the Company’s common stock subject to the warrant to 300,000 and reduce the exercise price to $0.85. The amended warrant is exercisable in full and not in part. In addition, if upon the sale of all shares issued upon exercise of the warrant, or in the case of a merger or sale transaction involving other securities in whole or in part, upon the sale of such securities, the absolute return on the warrant exceeds $2.55 per share underlying the warrant, the warrant holder will pay ReachLocal the excess in cash.

The above descriptions of the loan and security agreement amendment and warrant agreement amendment are qualified in their entirety by reference to those agreements, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is set forth in Item 1.01 above and is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit

4.1	First Amendment to Warrant Agreement, dated as of November 11, 2015, between ReachLocal, Inc. and Hercules Technology Growth Capital, Inc.

10.1

Second Amendment to Loan and Security Agreement, dated as of November 9, 2015, by and among ReachLocal, Inc., direct and indirect domestic subsidiaries of ReachLocal, Inc., as co-borrowers, Hercules Technology Growth Capital, Inc., as administrative agent, and the lenders party thereto from time to time, including Hercules Technology Growth Capital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015	REACHLOCAL, INC.

	By:	/s/ Ross G. Landsbaum
	Name:	Ross G. Landsbaum
	Title:	Chief Financial Officer